Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Basis of Presentation and Summary of Significant Accounting Policies	Basis of Presentation and Summary of Significant Accounting Policies
Description of Company
Chesapeake Energy Corporation ("Chesapeake", “we,” “our”, “us” or the "Company") is an oil and natural gas exploration and production company engaged in the acquisition, exploration and development of properties for the production of oil, natural gas and natural gas liquids (NGL) from underground reservoirs. Our operations are located onshore in the United States.
Basis of Presentation
The accompanying consolidated financial statements of Chesapeake were prepared in accordance with GAAP and include the accounts of our direct and indirect wholly owned subsidiaries and entities in which Chesapeake has a controlling financial interest. Intercompany accounts and balances have been eliminated.
Recast Financial Information for Change in Accounting Principle
In the first quarter of 2019, we voluntarily changed our method of accounting for oil and natural gas exploration and development activities from the full cost method to the successful efforts method. Accordingly, financial information for prior periods presented herein has been recast to reflect retrospective application of the successful efforts method. Although the full cost method of accounting for oil and natural gas exploration and development activities continues to be an accepted alternative, the successful efforts method of accounting is the generally preferred method of the SEC and, because it is more widely used in the industry, we expect the change to improve the comparability of our financial statements to our peers. We also believe the successful efforts method provides a more representational depiction of assets and operating results and provides for our investments in oil and natural gas properties to be assessed for impairment in accordance with Accounting Standards Codification (ASC) Topic 360, Property Plant and Equipment, rather than valuations based on prices and costs prescribed under the full cost method as of the balance sheet date. For detailed information regarding the effects of the change to the successful efforts method, see Note 2.
Accounting Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the related disclosures in the financial statements. Management evaluates its estimates and related assumptions regularly, including those related to the impairment of oil and natural gas properties, oil and natural gas reserves, derivatives, income taxes, unevaluated properties not subject to evaluation, impairment of other property and equipment, environmental remediation costs, asset retirement obligations, litigation and regulatory proceedings and fair values. Changes in facts and circumstances or additional information may result in revised estimates, and actual results may differ significantly from these estimates.
Consolidation
We consolidate entities in which we have a controlling financial interest. We consolidate subsidiaries in which we hold, directly or indirectly, more than 50% of the voting rights and variable interest entities (VIEs) in which we are the primary beneficiary. We consolidate a VIE when we are the primary beneficiary, which is the party that has both (i) the power to direct the activities that most significantly impact the VIE’s economic performance and (ii) through its interests in the VIE, the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE. In order to determine whether we own a variable interest in a VIE, we perform a qualitative analysis of the entity’s design, organizational structure, primary decision makers and relevant agreements. We continually monitor our consolidated VIE to determine if any events have occurred that could cause the primary beneficiary to change. See Note 11 for further discussion of our VIE. We use the equity method of accounting to record our net interests where we have the ability to exercise significant influence through our investment but lack a controlling financial interest. Under the equity method, our share of net income (loss) is included in our consolidated statements of operations according to our equity ownership or according to the terms of the applicable governing instrument. Undivided interests in oil and natural gas properties are consolidated on a proportionate basis.
Segments
Operating segments are defined as components of an enterprise that engage in activities from which it may earn revenues and incur expenses for which separate operational financial information is available and is regularly evaluated by the chief operating decision maker for the purpose of allocating an enterprise’s resources and assessing its operating performance. We have concluded that we have only one reportable operating segment, which is exploration and production because our marketing activities are ancillary to our operations.
Noncontrolling Interests
Noncontrolling interests represent third-party equity ownership in certain of our consolidated subsidiaries and are presented as a component of equity. See Note 11 for further discussion of noncontrolling interests.
Cash and Cash Equivalents
For purposes of the consolidated financial statements, we consider investments in all highly liquid instruments with original maturities of three months or less at the date of purchase to be cash equivalents.
Accounts Receivable
Our accounts receivable are primarily from purchasers of oil, natural gas and NGL and from exploration and production companies that own interests in properties we operate. This industry concentration could affect our overall exposure to credit risk, either positively or negatively, because our purchasers and joint working interest owners may be similarly affected by changes in economic, industry or other conditions. We monitor the creditworthiness of all our counterparties and we generally require letters of credit or parent guarantees for receivables from parties deemed to have sub-standard credit, unless the credit risk can otherwise be mitigated. We utilize an allowance method in accounting for bad debt based on historical trends in addition to specifically identifying receivables that we believe may be uncollectible. See Note 9 for further discussion of our accounts receivable.
Oil and Natural Gas Properties
We follow the successful efforts method of accounting for our oil and natural gas properties. Under this method, exploration costs such as exploratory geological and geophysical costs, expiration of unproved leasehold, delay rentals and exploration overhead are expensed as incurred. All costs related to production, general corporate overhead and similar activities are also expensed as incurred. All property acquisition costs and development costs are capitalized when incurred.
Exploratory drilling costs are initially capitalized, or suspended, pending the determination of proved reserves. If proved reserves are found, drilling costs remain capitalized and are classified as proved properties. Costs of unsuccessful wells are charged to exploration expense. For exploratory wells that find reserves that cannot be classified as proved when drilling is completed, costs continue to be capitalized as suspended exploratory drilling costs if there have been sufficient reserves found to justify completion as a producing well and sufficient progress is being made in assessing the reserves and the economic and operational viability of the project. If we determine that future appraisal drilling or development activities are unlikely to occur, associated suspended exploratory well costs are expensed. In some instances, this determination may take longer than one year. We review the status of all suspended exploratory drilling costs quarterly. Costs to develop proved reserves, including the costs of all development wells and related equipment used in the production of oil and natural gas are capitalized.
Costs of drilling and equipping successful wells, costs to construct or acquire facilities, and associated asset retirement costs are depreciated using the unit-of-production (UOP) method based on total estimated proved developed oil and gas reserves. Costs of acquiring proved properties, including leasehold acquisition costs transferred from unproved properties, are depleted using the UOP method based on total estimated proved developed and undeveloped reserves.
Proceeds from the sales of individual oil and natural gas properties and the capitalized costs of individual properties sold or abandoned are credited and charged, respectively, to accumulated depreciation, depletion and amortization, if doing so does not materially impact the depletion rate of an amortization base. Generally, no gain or loss is recognized until an entire amortization base is sold. However, a gain or loss is recognized from the sale of less than an entire amortization base if the disposition is significant enough to materially impact the depletion rate of the remaining properties in the amortization base.
When circumstances indicate that the carrying value of proved oil and natural gas properties may not be recoverable, we compare unamortized capitalized costs to the expected undiscounted pre-tax future cash flows for the associated assets grouped at the lowest level for which identifiable cash flows are independent of cash flows of other assets. If the expected undiscounted pre-tax future cash flows, based on our estimate of future crude oil and natural gas prices, operating costs, anticipated production from proved reserves and other relevant data, are lower than the unamortized capitalized costs, the capitalized costs are reduced to fair value. Fair value is generally estimated using the income approach described in the ASC 820, Fair Value Measurements. If applicable, we utilize prices and other relevant information generated by market transactions involving assets and liabilities that are identical or comparable to the item being measured as the basis for determining fair value. The expected future cash flows used for impairment reviews and related fair value measurements are typically based on judgmental assessments of future production volumes, commodity prices, operating costs, and capital investment plans, considering all available information at the date of review. These assumptions are applied to develop future cash flow projections that are then discounted to estimated fair value, using a discount rate believed to be consistent with those applied by market participants. We have classified these fair value measurements as Level 3 in the fair value hierarchy.
Other Property and Equipment
Other property and equipment consists primarily of buildings and improvements, land, vehicles, computers, sand mine, natural gas compressors under finance lease and office equipment. Major renewals and betterments are capitalized while the costs of repairs and maintenance are charged to expense as incurred. Other property and equipment costs, excluding land, are depreciated on a straight-line basis and recorded within depreciation, depletion and amortization in the consolidated statement of operations. Natural gas compressors under finance lease are depreciated over the shorter of their estimated useful lives or the term of the related lease.
Realization of the carrying value of other property and equipment is reviewed for possible impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Assets are determined to be impaired if a forecast of undiscounted estimated future net operating cash flows directly related to the asset, including any disposal value, is less than the carrying amount of the asset. If any asset is determined to be impaired, the loss is measured as the amount by which the carrying amount of the asset exceeds its fair value. An estimate of fair value is based on the best information available, including prices for similar assets and discounted cash flow. See Note 17 for further discussion of other property and equipment.
Capitalized Interest
Interest from external borrowings is capitalized on significant investments in major development projects until the asset is ready for service using the weighted average borrowing rate of outstanding borrowings. Capitalized interest is determined by multiplying our weighted average borrowing cost on debt by the average amount of qualifying costs incurred. Capitalized interest is depreciated over the useful lives of the assets in the same manner as the depreciation of the underlying asset.
Accounts Payable
Included in accounts payable as of December 31, 2019 and 2018 are liabilities of approximately $57 million and $104 million, respectively, representing the amount by which checks issued, but not yet presented to our banks for collection, exceeded balances in applicable bank accounts.
Debt Issuance Costs
Included in other long-term assets are costs associated with the issuance and amendments of the Chesapeake revolving credit facility. The remaining unamortized issuance costs as of December 31, 2019 and 2018, totaled $27 million and $30 million, respectively, and are being amortized over the life of the Chesapeake revolving credit facility using the straight-line method. Included in long-term debt are costs associated with the issuance of our senior notes. The remaining unamortized issuance costs as of December 31, 2019 and 2018, totaled $44 million and $53 million, respectively, and are being amortized over the life of the senior notes using the effective interest method.
Litigation Contingencies
We are subject to litigation and regulatory proceedings, claims and liabilities that arise in the ordinary course of business. We accrue losses associated with litigation and regulatory claims when such losses are probable and reasonably estimable. If we determine that a loss is probable and cannot estimate a specific amount for that loss but can estimate a range of loss, our best estimate within the range is accrued. Estimates are adjusted as additional information becomes available or circumstances change. Legal defense costs associated with loss contingencies are expensed in the period incurred. See Note 6 for further discussion of litigation contingencies.
Environmental Remediation Costs
We record environmental reserves for estimated remediation costs related to existing conditions from past operations when the responsibility to remediate is probable and the costs can be reasonably estimated. Expenditures that create future benefits or contribute to future revenue generation are capitalized. See Note 6 for discussion of environmental contingencies.
Asset Retirement Obligations
We recognize liabilities for obligations associated with the retirement of tangible long-lived assets that result from the acquisition, construction and development of the assets. We recognize the fair value of a liability for a retirement obligation in the period in which the liability is incurred. For oil and natural gas properties, this is the period in which an oil or natural gas well is acquired or drilled. The liability is then accreted each period until the liability is settled or the well is sold, at which time the liability is removed. The related asset retirement cost is capitalized as part of the carrying amount of our oil and natural gas properties. See Note 22 for further discussion of asset retirement obligations.
Revenue Recognition
Revenue from the sale of oil, natural gas and NGL is recognized upon the transfer of control of the products, which is typically when the products are delivered to customers. Prior to the adoption of Revenue from Contracts with Customers (Topic 606) on January 1, 2018, revenue from the sale of oil, natural gas and NGL was recognized when title passed to customers. Revenue is recognized net of royalties due to third parties in an amount that reflects the consideration we expect to receive in exchange for those products.
Revenue from contracts with customers includes the sale of our oil, natural gas and NGL production (recorded as oil, natural gas and NGL revenues in the consolidated statements of operations) as well as the sale of certain of our joint interest holders’ production which we purchase under joint operating arrangements (recorded in marketing revenues in the consolidated statements of operations). In connection with the marketing of these products, we obtain control of the oil, natural gas and NGL we purchase from other interest owners at defined delivery points and deliver the product to third parties, at which time revenues are recorded.
Payment terms and conditions vary by contract type, although terms generally include a requirement of payment within 30 days. There are no significant judgments that significantly affect the amount or timing of revenue from contracts with customers.
We also earn revenue from other sources, including from a variety of derivative and hedging activities to reduce our exposure to fluctuations in future commodity prices and to protect our expected operating cash flow against significant market movements or volatility, (recorded within oil, natural gas and NGL revenues in the consolidated statements of operations) as well as a variety of oil, natural gas and NGL purchase and sale contracts with third parties for various commercial purposes, including credit risk mitigation and satisfaction of our pipeline delivery commitments (recorded within marketing revenues in the consolidated statements of operations).
In circumstances where we act as an agent rather than a principal, our results of operations related to oil, natural gas and NGL marketing activities are presented on a net basis. See Note 9 for further discussion of revenue recognition.
Fair Value Measurements
Certain financial instruments are reported on a recurring basis at fair value on our consolidated balance sheets. We also use fair value measurements on a nonrecurring basis when a qualitative assessment of our assets indicates a potential impairment. Under fair value measurement accounting guidance, fair value is defined as the amount that would be received from the sale of an asset or paid for the transfer of a liability in an orderly transaction between market participants (i.e., an exit price). To estimate an exit price, a three-level hierarchy is used. The fair value hierarchy prioritizes the inputs, which refer broadly to assumptions market participants would use in pricing an asset or a liability, into three levels. Level 1 inputs are unadjusted quoted prices in active markets for identical assets and liabilities and have the highest priority. Level 2 inputs are inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 3 inputs are unobservable inputs for the asset or liability and have the lowest priority.
The valuation techniques that may be used to measure fair value include a market approach, an income approach and a cost approach. A market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. An income approach uses valuation techniques to convert future amounts to a single present amount based on current market expectations, including present value techniques, option-pricing models and the excess earnings method. The cost approach is based on the amount that currently would be required to replace the service capacity of an asset (replacement cost).
The carrying values of financial instruments comprising cash and cash equivalents, accounts payable and accounts receivable approximate fair values due to the short-term maturities of these instruments. See Note 15 for further discussion of fair value measurements.
Derivatives
Derivative instruments are recorded at fair value, and changes in fair value are recognized currently in earnings unless specific hedge accounting criteria are followed. As of December 31, 2019, none of our open derivative instruments were designated as cash flow hedges.
Derivative instruments reflected as current in the consolidated balance sheets represent the estimated fair value of derivatives scheduled to settle over the next twelve months based on market prices/rates as of the respective balance sheet dates. Cash settlements of our derivative instruments are generally classified as operating cash flows unless the derivatives are deemed to contain, for accounting purposes, a significant financing element at contract inception, in which case these cash settlements are classified as financing cash flows in the accompanying consolidated statement of cash flows. All of our derivative instruments are subject to master netting arrangements by contract type which provide for the offsetting of asset and liability positions within each contract type, as well as related cash collateral if applicable, by counterparty. Therefore, we net the value of our derivative instruments by contract type with the same counterparty in the accompanying consolidated balance sheets.
We have established the fair value of our derivative instruments using established index prices, volatility curves and discount factors. These estimates are compared to our counterparty values for reasonableness. The values we report in our financial statements are as of a point in time and subsequently change as these estimates are revised to reflect actual results, changes in market conditions and other factors. Derivative transactions are subject to the risk that counterparties will be unable to meet their obligations. This non-performance risk is considered in the valuation of our derivative instruments, but to date has not had a material impact on the values of our derivatives. See Note 14 for further discussion of our derivative instruments.
Share-Based Compensation
Our share-based compensation program consists of restricted stock, stock options, performance share units and cash restricted stock units granted to employees and restricted stock granted to non-employee directors under our Long Term Incentive Plan. We recognize the cost of employee services received in exchange for restricted stock and stock options based on the fair value of the equity instruments as of the grant date. For employees, this value is amortized over the vesting period, which is generally three years from the grant date. For directors, although restricted stock grants vest over three years, this value is recognized immediately as there is a non-substantive service condition for vesting. Because performance share units are settled in cash, they are classified as a liability in our consolidated financial statements and are measured at fair value as of the grant date and re-measured at fair value at the end of each reporting period. These fair value adjustments are recognized as general and administrative expense in the consolidated statements of operations.
To the extent compensation expense relates to employees directly involved in the acquisition of oil and natural gas leasehold and development activities, these amounts are capitalized to oil and natural gas properties. Amounts not capitalized to oil and natural gas properties are recognized as general and administrative expense, oil, natural gas and NGL production expense, exploration expense, or marketing expense, based on the employees involved in those activities. See Note 12 for further discussion of share-based compensation.
Recently Issued Accounting Standards
In December 2019, the FASB issued Accounting Standards Update (ASU) 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (ASU 2019-12) as part of its initiative to reduce complexity in the accounting standards. The amendments in ASU 2019-12 remove certain exceptions related to the incremental approach for intraperiod tax allocation, the general methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. ASU 2019-12 also clarifies and simplifies other aspects of accounting for income taxes. The amendments in ASU 2019-12 become effective for us for the calendar year ending December 31, 2021; however, early adoption is permissible for periods for which financial statements have not yet been issued. We have decided to early adopt ASU 2019-12 for the calendar year ended December 31, 2019, which will be in effect from the beginning of the 2019 annual period. The early adoption of ASU 2019-12 did not result in a material impact to our balance sheet, results of operations or cash flows.
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASC 842”), which requires lessees to recognize a lease liability and a right-of-use (ROU) asset on the balance sheet for all leases, including operating leases, with terms in excess of 12 months. As the implicit rate of the lease is not always readily determinable, the company uses its incremental borrowing rate to calculate the present value of lease payments based on information available at the commencement date. Operating ROU assets are included in other long-term assets while operating lease liabilities are included in other current and other long-term liabilities on the consolidated balance sheet. Finance ROU assets are reflected in total property and equipment, net, while finance lease liabilities are included in other current and other long-term liabilities on the consolidated balance sheet.
ASC 842 does not apply to our leases of mineral rights to explore for or use oil and natural gas resources, including the intangible rights to explore for those natural resources and rights to use the land in which those natural resources are contained.
We adopted the new standard on January 1, 2019 and as permitted by ASU 2018-11, Leases (Topic 842): Targeted Improvements, we did not adjust comparative-period financial statements and continued to apply the guidance in Topic 840, including its disclosure requirements, in the comparative periods presented prior to adoption. No cumulative-effect adjustment to retained earnings was required as a result of the modified retrospective approach.
Upon adoption of ASC 842, we made certain elections permitting us to not reassess: (1) whether any expired or existing contracts contained leases (2) the lease classification for any expired or existing leases, and (3) initial direct costs for any existing leases. Upon adoption of ASC 842, we also made an election permitting us to continue applying our current policy for land easements. The adoption of ASC 842 did not result in a material impact on our balance sheet, results of operations or cash flows.
Short-term leases will not be recognized on the balance sheet as an asset or a liability, and the related rental expense will be expensed as incurred. We have short-term lease agreements related to most of our drilling rig arrangements and some of our compressor rental arrangements.
See Note 8 for further information regarding leases.
Reclassifications
Certain reclassifications have been made to the consolidated financial statements for 2018 and 2017 to conform to the presentation used for the 2019 consolidated financial statements. In 2019, we have reclassified our presentation of ad valorem taxes to report the costs as a component of severance and ad valorem taxes in the accompanying consolidated statements of operations. Previously these costs were reflected as oil, natural gas and NGL production expenses. The net effect of this reclassification did not impact our previously reported net income, stockholders’ equity or cash flows. The following table reflects the reclassifications made:

	Years Ended December 31,
	2018	2017
	$ in millions
Oil, natural gas and NGL production, previously reported	$539	$562
Reclassification of ad valorem taxes	(65)	(45)
Oil, natural gas and NGL production, as currently reported	$474	$517
The corresponding amounts have been reflected in severance and ad valorem taxes for 2018 and 2017 as shown below:

	Years Ended December 31,
	2018	2017
	$ in millions
Production taxes, previously reported	$124	$89
Reclassification of ad valorem taxes	65	45
Severance and ad valorem taxes, as currently reported	$189	$134